UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2012

FIRST PULASKI NATIONAL CORPORATION
 (Exact name of registrant as specified in its charter)
Tennessee	0-10974	62-1110294
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

206 South First Street
Pulaski, Tennessee	38478
(Address of principal executive offices)	(Zip Code)

(931) 363-2585
(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
                    Arrangements of Certain Officers.

       On December 27, 2012, the Amended and Restated Directors' Deferred Compensation Plan (the "Plan") of First National Bank of Pulaski (the "Bank"), a wholly-owned bank subsidiary of First Pulaski National Corporation, was amended, effective December 31, 2012 (the "Plan Amendment"). In addition, effective December 31, 2012, the Bank entered into amendments to the Participation Agreements applicable to participants in the Plan other than James Blackburn and William J. Yancey III. The Plan Amendment and the amendments to the Participation Agreements remove the fixed benefit aspects of the benefits for all periods prior to June 1, 2010 for all participants other than James Blackburn and William J. Yancey III, converting that portion of the Plan into a defined contribution plan. On June 15, 2010, the fixed benefit component of the Plan had been frozen for periods after June 1, 2010 for all of the participants in the Plan other than James Blackburn. To replace the pre-June 1, 2010 fixed portion of the monthly benefit payments that were eliminated with the Plan Amendment, the Bank credited the account of each participant, other than James Blackburn and William J. Yancey III, with an amount based on the participant's internal rate of return from the date of the Plan's inception, or, if later, the date the participant began to participate in the Plan, through December 31, 2012.

       Pursuant to the Plan, as amended by the Plan Amendment, beginning as of December 31, 2012, prior to a separation of service, the account balances of the participants, other than James Blackburn and William J. Yancey III, will bear interest at an annual rate equal to the daily average of the 10-Year Treasury Note for the previous year plus three percent (3%). After a participant's separation from the board, the remaining unpaid balance in a participant's deferral account, other than James Blackburn and William J. Yancey III, will continue to bear interest at an annual rate equal to the daily average of the 10-Year Treasury Note for the previous year plus two percent (2%) until paid in full.

       The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Plan Amendment and the Form of Second Amended and Restated Participation Agreement, copies of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Second Amendment to the First National Bank of Pulaski Amended and Restated Directors' Deferred Compensation Plan

10.2 Form of First National Bank of Pulaski Second Amended and Restated Directors' Deferred Compensation Plan Participation Agreement

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                     FIRST PULASKI NATIONAL CORPORATION

                                                                                                     By: /s/ Mark A. Hayes
                                                                                                           Mark A. Hayes
                                                                                                           Chairman and Chief Executive Officer

Date:  January 3, 2013

EXHIBIT INDEX

Exhibit Number           Description

10.1	Second Amendment to the First National Bank of Pulaski Amended and Restated Directors' Deferred Compensation Plan
10.2	Form of First National Bank of Pulaski Second Amended and Restated Directors' Deferred Compensation Plan Participation Agreement